SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): March 1, 1997



                         General Instrument Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                1-5442                        13-3575653
--------                                ------                        ----------
(State or other jurisdiction of    (Commission File No.)        (I.R.S. Employer
incorporation)                                               Identification No.)




8770 West Bryn Mawr Avenue, Chicago, Illinois                              60631
---------------------------------------------                              -----
(Address of principal executive office)                               (Zip Code)


                                 (773)-695-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5   Other Events

The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated March 1, 1997 (such press release being Exhibit 99 attached hereto).

Item 7   Financial Statements and Exhibits

         (c)      Exhibits

         99       Registrant's press release dated March 1, 1997

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENERAL INSTRUMENT CORPORATION



                                              By: /s/ Paul J. Berzenski
                                                  ---------------------
                                                  Paul J. Berzenski
                                                  Vice President and  Controller







DATE:  March 1, 1997

                                  EXHIBIT INDEX


                                                                      Sequential
                                                                      Page
No.         Exhibits                                                  No.
---         --------                                                  ----------

 99         The Registrant's press release dated                      4
            March 1, 1997

EXHIBIT 99






                        Media: Dick Badler (773) 695-1030
                        Investors: Mark Borman (773) 695-1150





  NO INJUNCTION IN NEXT LEVEL COMMUNICATIONS / DSC SUIT, APPEALS COURT CONFIRMS

            Damages-Only Remedy Against General Instrument Subsidiary

     CHICAGO (March 1, 1997) -- General Instrument Corporation (NYSE:GIC) today announced that the U.S. Court of Appeals for the Fifth Circuit confirmed Friday that no injunction will be issued against the company's Next Level Communications (NLC) subsidiary in the litigation with DSC Communications Corp. The ruling caps a nearly two-year legal battle in the federal district court in Texas, initiated by DSC seeking to prohibit NLC from marketing its switched-digital video solutions for the telephone local loop market.

     The Court of Appeals on Friday reversed the district court judgment for diversion of a corporate opportunity by NLC and its founders, and upheld a damage award of $138 million plus interest for misappropriation of trade secrets. DSC had originally claimed damages of $369 million and in its appeal had sought an award of $250 million.

     "We've maintained all along that the outrageous damages claimed by DSC were out of line," said Thomas A. Dumit, Vice President and General Counsel of General Instrument. "The court of appeals found no basis for either the additional inflated sum or the injunction sought by DSC."

     General Instrument took a pre-tax charge of $141 million against earnings in the second quarter of 1996 to cover potential damages and the cost of litigation associated with the suit.



                                     (more)

Next Level/DSC
Page 2


     "This dispute has become a purely financial matter for which we are prepared," said Dumit. "Most importantly, the court has found that Next Level Communications can continue to market its next-generation telephony solutions -- and prove its mettle in this exciting marketplace."

     Upon completion this summer of its recently announced strategic restructuring, General Instrument Corporation will divide into three separate public companies that are leaders in distinct global growth markets. NextLevel Systems, Inc., comprised of the Broadband Networks Group, the Satellite Data Networks Group and GI's Next Level Communications subsidiary, will emerge as a leading worldwide supplier of systems and components for high-performance networks delivering video, voice and Internet/data services. CommScope, Inc. is the world's largest manufacturer of coaxial cable and a leading supplier of high-performance electronic cables. General Semiconductor, Inc. (currently Power Semiconductor) is a world leader in the sale of discrete semiconductors.

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